Deferred Revenue	12 Months Ended
Dec. 31, 2017
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Deferred Revenue

13.	Deferred Revenue

Deferred revenue as of December 31, 2017 and December 31, 2016, consist of the following:

Balance per December 31 (euros in thousands)	2017 Restated	2016 Restated
Deferred revenue—current portion	15,935	3,492
Deferred revenue	112,551	27,934

	128,486	31,426

The total deferred revenue balance of €128.5 million and €31.4 million as of December 31, 2017 and 2016, respectively, was related to the Incyte Agreements.

Under the Incyte collaboration and license agreement, Incyte agreed to pay the Company a $120 million non-refundable upfront payment, and under the share subscription agreement, Incyte agreed to purchase 3.2 million Common Shares at a price per share of $25.00, for an aggregate purchase price of $80 million. In January 2017, the Company completed the sale of its Common Shares under the share subscription agreement and received the $80 million aggregate purchase price. In February 2017, the Company received the $120 million non-refundable upfront payment.

As the contract for the share subscription agreement was denominated in U.S. dollars, the Company determined that the forward contract to sell its own shares at a future date to which the Company became committed on December 20, 2016, represented a derivative financial instrument. The fair values of the derivative, or €31.4 million, and the non-refundable upfront payment, or €112.0 million, were recorded as deferred revenue. The Company identified a single performance obligation, providing access to its proprietary technology, relating to the Incyte Agreements and allocated all of the consideration received to this obligation. Both the upfront license payment and the derivative financial asset are being amortized as revenue over time by measuring the progress toward the complete satisfaction of a performance obligation or specifically, the total period for which the Company expects to provide access to its proprietary technology under the Incyte Agreements, which is currently estimated to be nine years in total, of which approximately 8 years remain.

The parties have agreed to collaborate on the development and commercialization of up to 11 bispecific antibody programs. For one current preclinical program, the Company will retain all rights to develop and commercialize approved products in the United States, and Incyte will develop and commercialize approved products arising from the program outside the United States. Following any regulatory approval of a product candidate for this particular preclinical program, each company has agreed to pay the other tiered royalties ranging from 6% to 10% on net sales of products in their respective territories.

The Company also has the option to co-fund development of product candidates arising from two other programs. For any program for which the Company exercises its co-development option, the Company would be responsible for 35% of global development costs in exchange for a 50% share of U.S. profits and losses and tiered royalties ranging from 6% to 10% on ex-U.S. sales by Incyte for these programs. The Company also has the right to elect to provide up to 50% of detailing activities for product candidates arising from one of these programs in the United States.

For each of the other up to eight programs, Incyte has agreed to independently fund all development and commercialization activities. For these programs, the Company will be eligible to receive potential development, regulatory and sales milestone payments of up to $350 million per program, which could result in an aggregate milestone opportunity of approximately $2.8 billion if all development, regulatory and sales milestones are achieved across all such eight other programs in all territories. The Company will also be eligible to receive tiered royalties ranging from 6% to 10% on global sales of any approved products under these eight programs. The Company will retain rights to three of its clinical candidates (MCLA-128, MCLA-117 and MCLA-158), as well as its technology platform and existing and future preclinical programs based on the Company’s platform that are outside the scope of the agreement.